Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Inventory Disclosure [Abstract]
Inventories

6. Inventories

Inventories are comprised of Ameluz® and RhodoLED® Lamps.

There was a negligible provision for obsolescence recorded for the three and nine months ended September 30, 2024 and 2023. As of December 31, 2023, in connection with the voluntary recall by the Ameluz Licensor, we recorded an inventory write-off of $5.2 million with a corresponding asset for the anticipated replacement from the licensor to other assets, related party, as the recalled lots of Ameluz® products were to be replaced by the Ameluz Licensor at no additional cost in accordance with the Ameluz License and Supply Agreement (the “Ameluz LSA”). As of July 23, 2024, we have received the full amount of the replacement inventory for the recalled Ameluz®.

9. Inventories

Inventories are comprised of Ameluz®, Xepi® and the BF-RhodoLED® finished products.

The provision related to BF-RhodoLED® devices was negligible and $0.1 million for the years ended December 31, 2023 and 2022, respectively. The provision for Xepi® inventory obsolescence was $0.1 million and negligible for the years ended December 31, 2022 and 2023, respectively. There was no provision relating to Ameluz® at December 31, 2022. As of December 31, 2023, in connection with the voluntary recall by the Ameluz Licensor, we recorded an inventory write-off of $5.2 million with a corresponding asset for the anticipated replacement from the licensor to other assets, related party, as the recalled lots of Ameluz products will be replaced by the Ameluz Licensor at no additional cost in accordance with the Ameluz LSA. See Note 25. Subsequent Events, Voluntary Product Recall of Limited Lots of Ameluz® for further discussion of the voluntary recall.